UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2025

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Quince Orchard Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On March 7, 2025, Novavax, Inc. (the “Company”) received a communication (the “Notice”) terminating, with immediate effect, the advanced purchase agreement (the “APA”) with His Majesty the King in right of Canada, as represented by the Minister of Public Works and Government Services, as successor in interest to Her Majesty the Queen in right of Canada, as represented by the Minister of Public Works and Government Services (the “Customer”), dated January 19, 2021 and all subsequent amendments thereto, on the basis of the Company not receiving regulatory approval for its COVID-19 Vaccine using bulk antigen produced at Biologics Manufacturing Centre Inc. on or before December 31, 2024, pursuant to the terms of the APA.

The Company expects to recognize $576 million, previously in deferred revenue and other liabilities, as product revenue in the first quarter of 2025. As of December 31, 2024, the Company had $556 million of current deferred revenue and $48 million of other current liability related to advanced payments, and other commitments previously made under the APA. Under the terms of the APA, $28 million in advanced purchase payments previously received by the Company are now refundable to the Customer within 30 days of receipt of the Notice. The APA as amended in 2023, also contemplated the Company and Customer would endeavor to enter into a memorandum of understanding (the “MOU”) related to certain in-country commitments, including a $20 million escrow funding. The Notice also acknowledges that such MOU is no longer feasible and that the related funds may be released to the Company.

A summary of the material terms of the APA was included in the Company’s Annual Report on Form 10-K filed on February 27, 2025, which is qualified in its entirety by reference to the full text of the APA (filed as Exhibit 10.37 to the Company’s Annual Report on Form 10-K filed on March 1, 2021 and incorporated herein by reference), as amended by Amendment No. 1 to APA, dated January 26, 2022, between the Company and His Majesty the King in Right of Canada, as represented by the Minister of Public Works and Government Services, as successor in interest to Her Majesty the Queen in Right of Canada, as represented by the Minister of Public Works and Government Services (filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on August, 8 2023 and incorporated herein by reference), Amendment No. 2 to APA, dated October 18, 2022, between the Company and His Majesty the King in Right of Canada, as represented by the Minister of Public Works and Government Services, as successor in interest to Her Majesty the Queen in Right of Canada, as represented by the Minister of Public Works and Government Services (filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on August 8, 2023 and incorporated herein by reference), Amendment No. 3 to APA, dated April 25, 2023, between the Company and His Majesty the King in Right of Canada, as represented by the Minister of Public Works and Government Services, as successor in interest to Her Majesty the Queen in Right of Canada, as represented by the Minister of Public Works and Government Services (filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed on August 8, 2023 and incorporated by reference here) and Amendment No. 4 to APA, effective as of June 30, 2023, between the Company and His Majesty the King in Right of Canada, as represented by the Minister of Public Works and Government Services, as successor in interest to Her Majesty the Queen in Right of Canada, as represented by the Minister of Public Works and Government Services (filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed on August, 8 2023 and incorporated herein by reference).

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements about the APA and the timing of the Company’s ability to recognize related revenue. Forward-looking statements include all statements that are not solely historical facts and can be identified by terms such as “expects,” “may,” or similar expressions. Investors are cautioned not to place undue reliance on these forward-looking statements, which are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including confirming the proper accounting treatment of the liabilities with the Company’s public auditors, any potential claim by the Customer that the Customer should be entitled to payments from Novavax, and those other risks listed under the heading “Risk Factors” and elsewhere in Novavax’ Annual Report on Form 10-K for the year ended December 31, 2024, in addition to the risk factors that are listed from time to time in Novavax’ Quarterly Reports on Form 10-Q and any subsequent filings with the U.S. Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: March 11, 2025	By:	/s/ Mark J. Casey
	Name:	Mark J. Casey
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary